UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2010 (August 2, 2010)

Chesapeake Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

777 NW Grand Boulevard

Oklahoma City, Oklahoma 73118

(Address of principal executive office) (Zip Code)

(405) 935-1500

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On August 3, 2010, Chesapeake Midstream Partners, L.P. (the “Partnership”) completed its initial public offering (the “Offering”) of 24,437,500 common units representing limited partner interests (“Common Units”) at $21.00 per common unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-164905) (the “Registration Statement”) filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”) on July 28, 2010.

Omnibus Agreement

On August 3, 2010, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) with Chesapeake Midstream Holdings, L.L.C. (“Midstream Holdings”) and Chesapeake Midstream Ventures, L.L.C. (“Midstream Ventures”), pursuant to which Midstream Holdings will provide the Partnership with, or cause Chesapeake Energy Corporation (“Chesapeake”) and its affiliates to provide the Partnership with, the opportunity to make offers with respect to the following:

•

all potential investments in, opportunities to develop or acquisitions of any midstream energy projects within five miles of any of the Partnership’s Barnett or Mid-Continent acreage dedications that may from time to time become available to Chesapeake and its affiliates, other than those which were or will be subject to a certain agreed-upon dedication or similar arrangement; Chesapeake and its affiliates will not be obligated to accept any such offer the Partnership makes, but may only pursue such investments, opportunities or acquisitions without the involvement of the Partnership on terms that are no more favorable in the aggregate to the participants than those forth in any such offer from the Partnership;

•

the provision of services to Chesapeake or any of its affiliates covered by any material gas gathering agreement or other material midstream energy services agreement with any third party covering services provided within an acreage dedication or any proximate area if such agreement becomes terminable by the applicable Chesapeake entity; Chesapeake and its affiliates will have no obligation to accept any such offer made by the Partnership, but may only obtain such services from a third party on terms and conditions that are no more favorable in the aggregate to such third party than those set forth in any such offer from the Partnership; and

•

any sale, transfer, disposition, joint venture or other monetization proposed by Chesapeake or any of its affiliates of any midstream gathering systems and associated infrastructure assets located outside of the Partnership’s acreage dedications and the proximate areas, subject to certain exceptions; Chesapeake and its affiliates will have no obligation to accept any such offer made by the Partnership but may only enter into any such sale, transfer, disposition, joint venture or other monetization transaction with a third party on terms and conditions other than those relating to price that are no more favorable in the aggregate to such third party than those set forth in any such offer from the Partnership and at a price equal to at least 95% of the price set forth in any such offer from the Partnership.

The Omnibus Agreement provides that Midstream Ventures will indemnify the Partnership for certain claims, losses and expenses incurred by the Partnership attributable to, among other matters, certain environmental, title, tax and regulatory liabilities relating to assets contributed by Midstream Ventures to the Partnership, and that the Partnership will indemnify Midstream Ventures from certain losses, costs or damages incurred by Midstream Ventures attributable to the ownership and operation of the assets of the Partnership and its subsidiaries following the closing of the Offering; the indemnification obligations of both Midstream Ventures and the Partnership are subject to certain limitations.

The material terms of the Omnibus Agreement are more fully described in the prospectus (the “Prospectus”) included in the Registration Statement in the section entitled “Certain Relationships and Related Party Transactions — Agreements with Affiliates — Omnibus Agreement,” which is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated in this Item 1.01 by reference.

Amended and Restated Services Agreement

On August 3, 2010, in connection with the closing of the Offering, the Partnership amended and restated its Services Agreement (the “Services Agreement”) with Chesapeake Midstream Management, L.L.C. (“Midstream Management”), Chesapeake Operating, Inc., Chesapeake Midstream GP, L.L.C. (the “General Partner”) and Chesapeake MLP Operating, L.L.C. (“MLP Operating”), pursuant to which Chesapeake will perform centralized corporate functions for the Partnership, including human resources, information technology, treasury, risk management, legal, executive management, security, environmental, regulatory, production control, supervisory control and data application systems, gas measurement, internal audit, accounting, legal services, certain investor relations functions, volume control, contract management support and other required corporate services and functions requested by the Partnership. In return for such general and administrative services, the General Partner has agreed to reimburse Chesapeake on a monthly basis for the time and materials actually spent in performing general and administrative services on the Partnership’s behalf, subject to an agreed upon general and administrative services cap.

Chesapeake will also provide the Partnership with certain additional services under the Services Agreement, including engineering, construction, procurement, business analysis, commercial, cartographic and other similar services to the extent they are not already provided by the employees seconded to the General Partner under the Employee Secondment Agreement described below. In return for such additional services, the General Partner has agreed to reimburse Chesapeake on a monthly basis an amount equal to the time and materials actually spent in performing the additional services. The reimbursement for additional services is not subject to the general and administrative services reimbursement cap.

The material terms of the Services Agreement are more fully described in the Prospectus included in the Registration Statement in the section entitled “Certain Relationships and Related Party Transactions — Agreements with Affiliates — Services Agreement,” which is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is qualified in its entirety by reference to the full text of the Services Agreement, which is filed as Exhibit 10.2 to this Form 8-K and incorporated in this Item 1.01 by reference.

Amended and Restated Employee Transfer Agreement

On August 3, 2010, in connection with the closing of the Offering, the Partnership amended and restated its Employee Transfer Agreement (the “Employee Transfer Agreement”) with Chesapeake, Midstream Management, the General Partner and MLP Operating, pursuant to which the General Partner will agree to maintain certain compensation and benefits standards for employees seconded to the General Partner (under the Employee Secondment Agreement described below) to whom the General Partner makes offers of employment. Among other things, the Employee Transfer Agreement will limit the ability of the General Partner to hire such seconded employees from Chesapeake to situations where the General Partner offers such seconded employee a base salary or hourly base wages, as applicable, equal to or greater than that which Chesapeake provides such seconded employee at the time of transfer and other compensation and benefits that, in the aggregate, are substantially comparable to those provided to such seconded employee at such time. Additionally, in the event of such an employee transfer, for a period of not less than twelve months thereafter, the Partnership will be obligated to maintain the base salary or hourly wages, as applicable, for such transferred employee of no less than that paid to such transferred employee immediately prior to the transfer date and other compensation and benefits for such transferred employee that, in the aggregate, are substantially comparable to those in effect immediately prior to the transfer date.

The material terms of the Employee Transfer Agreement are more fully described in the Prospectus included in the Registration Statement in the section entitled “Certain Relationships and Related Party Transactions — Agreements with Affiliates — Employee Transfer Agreement,” which is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is qualified in its entirety by reference to the full text of the Employee Transfer Agreement, which is filed as Exhibit 10.3 to this Form 8-K and incorporated in this Item 1.01 by reference.

Amended and Restated Employee Secondment Agreement

On August 3, 2010, in connection with the closing of the Offering, the Partnership amended and restated its Employee Secondment Agreement (the “Employee Secondment Agreement”) with Chesapeake, Midstream Management, the General Partner, Chesapeake Operating, Inc. and MLP Operating, pursuant to which specified employees of Chesapeake will be seconded to the General Partner to provide operating, routine maintenance and other services with respect to the Partnership’s business under the direction, supervision and control of the General Partner.

Additionally, all of the Partnership’s executive officers other than its chief executive officer will be seconded to the General Partner. The General Partner will, subject to specified exceptions and limitations, reimburse Chesapeake on a monthly basis for substantially all costs and expenses Chesapeake incurs relating to such seconded employees.

The material terms of the Employee Secondment Agreement are more fully described in the Prospectus included in the Registration Statement in the section entitled “Certain Relationships and Related Party Transactions — Agreements with Affiliates — Employee Secondment Agreement,” which is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is qualified in its entirety by reference to the full text of the Employee Secondment Agreement, which is filed as Exhibit 10.4 to this Form 8-K and incorporated in this Item 1.01 by reference.

Amended and Restated Shared Services Agreement

On August 3, 2010, in connection with the closing of the Offering, the Partnership amended and restated its Shared Services Agreement (the “Shared Services Agreement”) with Chesapeake, the General Partner, GIP-A Holding (CHK), L.P. (“GIP-A”), GIP-B Holding (CHK), L.P. (“GIP-B”), GIP-C Holding (CHK), L.P. (“GIP-C” and, collectively with GIP-A and GIP-B, the “GIP Parties”) and MLP Operating, pursuant to which the General Partner has agreed to reimburse certain of the costs and expenses incurred by Chesapeake in connection with the employment of the chief executive officer of the General Partner. The General Partner is generally expected, subject to certain exceptions, to reimburse Chesapeake for 50% of the costs and expenses of the amounts provided to the General Partner’s chief executive officer in his employment agreement; however, the ultimate reimbursement obligation is determined based on the amount of time the General Partner’s chief executive officer actually spends working for the Partnership. The reimbursement obligations of the General Partner will continue for so long as its chief executive officers is employed by both the General Partner and Chesapeake.

The material terms of the Shared Services Agreement are more fully described in the Prospectus included in the Registration Statement in the section entitled “Certain Relationships and Related Party Transactions — Agreements with Affiliates — Shared Services Agreement,” which is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is qualified in its entirety by reference to the full text of the Shared Services Agreement, which is filed as Exhibit 10.5 to this Form 8-K and incorporated in this Item 1.01 by reference.

Registration Rights Agreement

On August 3, 2010, in connection with the closing of the Offering, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the GIP Parties and Midstream Holdings, pursuant to which the Partnership will grant each of Chesapeake and the GIP Parties and certain of their affiliates certain demand and “piggyback” registration rights. Under the Registration Rights Agreement, each of Chesapeake and the GIP Parties and certain of their affiliates and transferees will generally have the right to require the Partnership to file registration statements for the public sale of all or any portion of certain equity interests in the Partnership, (collectively, “Partnership Securities”) owned by it, including any restricted common and subordinated units. In addition, if the Partnership sells any Partnership Securities in a registered underwritten offering, each of Chesapeake and the GIP Parties and certain of their affiliates will have the right, subject to specified limitations, to include its Partnership Securities in that offering.

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.6 to this Form 8-K and incorporated in this Item 1.01 by reference.

First Amendment to Credit Agreement

On August 2, 2010, in connection with the Offering, the Partnership amended its Credit Agreement with Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and the Issuing Lender, The Royal Bank of Scotland plc, as Syndication Agent, Bank of Montreal, Compass Bank and The Bank of Nova Scotia, as Co-Documentation Agents and the other lenders party thereto (as amended, the “Credit Agreement”), effective as of August 2, 2010.

The Credit Agreement contains customary conditions of borrowing, customary events of default and customary affirmative and negative covenants, including covenants limiting the Partnership’s ability to, among other things: (i) incur additional debt or issue guarantees; (ii) incur or permit certain liens to exist; (iii) make certain investments, acquisitions or other restricted payments; (iv) modify certain material agreements; (v) dispose of assets; (vi) engage in certain types of transactions with affiliates; (vii) merge, consolidate or transfer all or substantially all of the Partnership’s assets; and (viii) prepay certain indebtedness. The Credit Agreement also contains customary financial covenants that require the Partnership to maintain a consolidated leverage ratio of not more than 4.50 to 1.00 and an interest coverage ratio (which is defined as the ratio of consolidated EBITDA for the most recent four consecutive fiscal quarters to consolidated interest expense for such period) of not less than 3.00 to 1.00.

The foregoing description is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Relationships

As more fully described in the section “Certain Relationships and Related Party Transactions” of the Prospectus, which is incorporated herein by reference, each of the Partnership and the General Partner are indirect subsidiaries of Chesapeake. Chesapeake owns 50% of the Partnership’s general partner, which holds a 2.0% general partner interest in the Partnership and all of the incentive distribution rights in the Partnership. Chesapeake also owns an approximate 41.45% limited partner interest in the Partnership. As a result, certain individuals, including officers of Chesapeake and officers and directors of the General Partner, serve as officers and/or directors of more than one of such entities.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 3, 2010, in connection with the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) entered into on July 28, 2010:

•	Midstream Holdings and the GIP Parties contributed to Midstream Ventures a portion of their membership interests in MLP Operating as capital contributions;

•	Midstream Ventures contributed to the General Partner its membership interest in MLP Operating as a capital contribution;

•

The General Partner contributed to the Partnership its membership interest in MLP Operating in exchange for a (i) continuation of its 2% general partner interest in the Partnership and (ii) all of the equity interests in the Partnership classified as Incentive Distribution Rights;

•

Midstream Holdings contributed to the Partnership its remaining interest in MLP Operating in exchange for (i) 23,913,061 Common Units and (ii) 34,538,061 subordinated units representing limited partner interests in the Partnership (“Subordinated Units”); and

•

The GIP Parties contributed to the Partnership their remaining interests in MLP Operating in exchange for (i) 20,725,561 Common Units, (ii) 34,538,061 Subordinated Units and (iii) the right to receive the Deferred Issuance and Distribution as defined in the Contribution Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 30, 2010 and incorporated in this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Agreement described above under Item 1.01 is incorporated in this Item 2.03 by reference. A copy of the Credit Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated in this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities

The description in Item 2.01 above of the issuances by the Partnership on August 3, 2010, in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated herein by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions. Each of such Subordinated Units will convert into one Common Unit at the end of the subordination period. Unless earlier terminated pursuant to the terms of the partnership agreement of the Partnership, the subordination period will extend until the first day of any quarter beginning after June 30, 2013 that the Partnership meets the financial tests set forth in the partnership agreement of the Partnership, but may end sooner if the Partnership meets additional financial tests. The description of the subordination period contained in the section entitled “Provisions of Our Partnership Agreement Relating to Cash Distributions— Subordination Period” of the Prospectus is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of Chesapeake Midstream Partners, L.P.

On August 3, 2010, in connection with the closing of the Offering, the Partnership amended and restated its Limited Partnership Agreement (as amended, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the section entitled “The Partnership Agreement” of the Prospectus and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Second Amended and Restated Limited Liability Company Agreement of Chesapeake MLP Operating, L.L.C.

On August 3, 2010, in connection with the closing of the Offering, MLP Operating amended and restated its Limited Liability Company Agreement (as amended, the “LLC Agreement”). The amendments to the LLC Agreement included, among other things, outlining the rights of the sole member, distributions by MLP Operating and management by the sole member.

The foregoing description is qualified in its entirety by reference to the full text of the LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	First Amended and Restated Agreement of Limited Partnership of Chesapeake Midstream Partners, L.P. dated August 3, 2010.

3.2	Second Amended and Restated Limited Liability Company Agreement of Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.1	Omnibus Agreement by and among Chesapeake Midstream Holding, L.L.C. and Chesapeake Midstream Ventures, L.L.C., dated August 3, 2010.

10.2

Amended and Restated Services Agreement by and among Chesapeake Midstream Management, L.L.C., Chesapeake Operating, Inc., Chesapeake Midstream GP, L.L.C, Chesapeake Midstream Partners, L.P. and Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.3

Amended and Restated Employee Transfer Agreement by and among Chesapeake Energy Corporation, Chesapeake Midstream Management, L.L.C., Chesapeake Midstream GP, L.L.C. and Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.4

Amended and Restated Employee Secondment Agreement by and among Chesapeake Energy Corporation, Chesapeake Midstream Management, L.L.C., Chesapeake Midstream GP, L.L.C., Chesapeake Operating, Inc. and Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.5

Amended and Restated Shared Services Agreement by and among Chesapeake Energy Corporation, Chesapeake Midstream GP, L.L.C., GIP-A Holding (CHK), L.P., GIP-B Holding (CHK), L.P., GIP-C Holding (CHK), L.P. and Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.6

Registration Rights Agreement by and among Chesapeake Midstream Partners, L.P., GIP-A Holding (CHK), L.P., GIP-B Holding (CHK), L.P., GIP-C Holding (CHK), L.P. and Chesapeake Midstream Holdings, L.L.C., dated August 3, 2010.

10.7

Credit Agreement among Chesapeake MLP Operating, L.L.C., as the Borrower, Chesapeake Midstream Partners, L.P., as the Parent, Wells Fargo Bank, National Association, as Administrative Agent, The Royal Bank of Scotland plc, as Syndication Agent, Bank of Montreal, Compass Bank and The Bank of Nova Scotia, as Co-Documentation Agents and the other Lenders party thereto, dated as of August 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

	By:	Chesapeake Midstream GP, L.L.C., its general partner

Dated: August 5, 2010

	By:	/s/ David C. Shiels
	Name:	David C. Shiels
	Title:	Chief Financial Officer

EXHIBIT INDEX

3.1	First Amended and Restated Agreement of Limited Partnership of Chesapeake Midstream Partners, L.P. dated August 3, 2010.

3.2	Amended and Restated Limited Liability Company Agreement of Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.1	Omnibus Agreement by and among Chesapeake Midstream Holding, L.L.C. and Chesapeake Midstream Ventures, L.L.C., dated August 3, 2010.

10.2	Amended and Restated Services Agreement by and among Chesapeake Midstream Management, L.L.C., Chesapeake Operating, Inc., Chesapeake Midstream GP, L.L.C, Chesapeake Midstream Partners, L.P. and Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.3	Amended and Restated Employee Transfer Agreement by and among Chesapeake Energy Corporation, Chesapeake Midstream Management, L.L.C., Chesapeake Midstream GP, L.L.C. and Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.4	Amended and Restated Employee Secondment Agreement by and among Chesapeake Energy Corporation, Chesapeake Midstream Management, L.L.C., Chesapeake Midstream GP, L.L.C., Chesapeake Operating, Inc. and Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.5	Amended and Restated Shared Services Agreement by and among Chesapeake Energy Corporation, Chesapeake Midstream GP, L.L.C., GIP-A Holding (CHK), L.P., GIP-B Holding (CHK), L.P., GIP-C Holding (CHK), L.P. and Chesapeake MLP Operating, L.L.C., dated August 3, 2010.

10.6	Registration Rights Agreement by and among Chesapeake Midstream Partners, L.P., GIP-A Holding (CHK), L.P., GIP-B Holding (CHK), L.P., GIP-C Holding (CHK), L.P. and Chesapeake Midstream Holdings, L.L.C., dated August 3, 2010.

10.7	Credit Agreement among Chesapeake MLP Operating, L.L.C., as the Borrower, Chesapeake Midstream Partners, L.P., as the Parent, Wells Fargo Bank, National Association, as Administrative Agent, The Royal Bank of Scotland plc, as Syndication Agent, Bank of Montreal, Compass Bank and The Bank of Nova Scotia, as Co-Documentation Agents and the other Lenders party thereto, dated as of August 2, 2010.